UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2021

Peoples Bancorp of North Carolina, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina
(State or Other Jurisdiction of Incorporation)

000-27205	56-2132396
(Commission File No.)	(IRS Employer Identification No.)

518 West C Street, Newton, North Carolina	28658
(Address of Principal Executive Offices)	(Zip Code)

(828) 464-5620
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Peoples Bancorp of North Carolina, Inc.
INDEX

Page

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	3

Item 5.07 – Submission of Matters to a Vote of Security Holders	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	4

Exhibit (3)(i)(d) Amendment to Articles of Incorporation	5

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 6, 2021, at the Annual Shareholders' Meeting, shareholders of Peoples Bancorp of North Carolina, Inc. (the “Company”) approved an amendment to the Company’s Articles of Incorporation to implement a majority voting standard in uncontested elections of directors. A copy of the amendment was disclosed to shareholders in the proxy statement delivered to the Company's shareholders in connection with the Annual Meeting of Shareholders and filed by the Company with the Securities Exchange Commission on March 24, 2021.

The amendment to the Company’s Articles of Incorporation is attached hereto as Exhibit (3)(i)(d) and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a)
Annual Shareholders’ Meeting – May 6, 2021

(b)
Directors elected at the meeting are as follows: James S. Abernethy, Robert C. Abernethy, Douglas S. Howard, John W. Lineberger, Jr., Gary E. Matthews, Billy L. Price, Jr. MD, Larry E. Robinson, William Gregory Terry, Dan Ray Timmerman, Sr. and Benjamin I. Zachary

At the May 6, 2021 Annual Shareholders’ Meeting the following items were submitted to a vote of shareholders:

1)
Election of Directors:

	Votes For	Votes Against	Votes Withheld	Broker Non-votes
James S. Abernethy	3,539,664	-	751,844	1,028,763
Robert C. Abernethy	3,090,900	-	1,200,608	1,028,763
Douglas S. Howard	3,608,088	-	683,420	1,028,763
John W. Lineberger, Jr.	3,976,922	-	314,586	1,028,763
Gary E. Matthews	4,010,589	-	280,919	1,028,763
Billy L. Price, Jr. MD	3,948,693	-	342,815	1,028,763
Larry E. Robinson	4,009,640	-	281,868	1,028,763
William Gregory Terry	3,567,944	-	723,564	1,028,763
Dan Ray Timmerman, Sr.	3,604,256	-	687,252	1,028,763
Benjamin I. Zachary	3,948,709	-	342,799	1,028,763

2)
Approval of an amendment to the Company’s Articles of Incorporation to implement a majority voting standard in uncontested elections of directors.

Votes For – 3,728,563; Votes Against – 531,331; Votes Abstained – 31,614; Broker Non-votes – 1,028,763

3) Ratification of appointment of Independent Registered Public Accountants – Elliott Davis, PLLC

Votes For – 5,316,666; Votes Against – 2,593; Votes Abstained – 1,012; Broker Non-votes – 0

(c)
Not applicable

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

(3)(i)(d) Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP OF NORTH CAROLINA, INC.

Date: May 10, 2021	By:	/s/ Jeffrey N. Hooper
Jeffrey N. Hooper
Executive Vice President and Chief Financial Officer